UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

UNION STREET ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission file number: 001-33281

Delaware	20-5221262
(State of incorporation)	(I.R.S. Employer Identification No.)

102 South Union Street Alexandria, VA	22314
(Address of principal executive offices)	(Zip Code)

(703) 682-0730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 8.01 — OTHER EVENTS

Item 8.01.	Other Events

On February 12, 2007, Union Street Acquisition Corp. (the “Company”) announced that, commencing with the opening of trading on February 14, 2007, the common stock and warrants included in the Company’s outstanding 12,500,000 units will commence separate trading on the American Stock Exchange. Holders of units may elect to trade the component shares of common stock and warrants separately. Those units not separated will continue to trade on the American Stock Exchange under the symbol USQ-U, and each of the common stock and warrants will trade on the American Stock Exchange under the symbols USQ and USQ-WS, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated February 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007	UNION STREET ACQUISITION CORP.

	By:	/s/ A. Clayton Perfall
A. Clayton Perfall
Chief Executive Officer and President